Transactions with Related Parties	3 Months Ended
Mar. 31, 2013
Transactions with related parties [Abstract]
TRANSACTIONS WITH RELATED PARTIES [Text Block]
NOTE 7: TRANSACTIONS WITH RELATED PARTIES
At March 31, 2013 and December 31, 2012, the amounts due to affiliate companies were as follows:

	March 31, 2013	December 31, 2012
Navios Holdings	$2,307	$1,853

Amounts due to affiliate companies do not accrue interest and do not have a specific due date for their settlement.
Due to related parties, net: During the second half of 2012, Navios Logistics acquired the 100% of the outstanding stock of Merco Parana S.A, an Argentinean company owned by Claudio Pablo Lopez, Horacio Enrique Lopez and Carlos Augusto Lopez, which is the owner of three liquid barges that were previously chartered-in by Navios Logistics. The total consideration for the acquisition was $2,493 to be paid in installments, the final installment was paid on March 29, 2013.
During the second half of 2012, Navios Logistics acquired one push boat and three liquid barges, which were previously chartered-in by Navios Logistics, from Holdux Maritima Leasing Corp., a Panamenian company owned by members of the family of Mr. Horacio Alfredo Lopez the father of Mr. Claudio Pablo Lopez, Navios Logistics' Chief Executive Officer and Vice Chairman, Mr. Carlos Augusto Lopez Navios Logistics' Chief Commercial Officer—Shipping Division and Mr. Horacio Enrique Lopez Navios Logistics' Chief Operating Officer—Shipping Division. The total consideration for the acquisition was $13,443 to be paid in one initial payment and seven semiannual installments with the final installment payable on June 30, 2016. As of March 31, 2013, the Company had paid $630 and the remaining balance was $12,813.
Lodging: Compania Naviera Horamar S.A., a wholly owned subsidiary of Navios Logistics, obtains lodging services from Empresa Hotelera Argentina S.A./(NH Lancaster) an Argentinean corporation owned by members of the Lopez family, including Claudio Pablo Lopez, Navios Logistics' Chief Executive Officer and Vice Chairman and Carlos Augusto Lopez, Navios Logistics' Chief Commercial Officer—Shipping Division, each of whom has no controlling interest in those companies. The total expense payments for the three month period ended March 31, 2013 were $0 ($13 for the same period in 2012) and amounts payable amounted to $33 as of March 31, 2013 and $30 as of December 31, 2012.
General and administrative expenses: On April 12, 2011, Navios Logistics entered into an administrative services agreement for a term of five years, with Navios Holdings, pursuant to which Navios Holdings provides certain administrative management services to Navios Logistics. Such services include bookkeeping, audit and accounting services, legal and insurance services, administrative and clerical services, banking and financial services, advisory services, client and investor relations and other. Navios Holdings is reimbursed for reasonable costs and expenses incurred in connection with the provision of these services. Total general and administrative fees charged for the three month period ended March 31, 2013 amounted to $170 ($150 for the three month period ended March 31, 2012).
Voyage expenses: Navegacion Guarani S.A, a wholly owned subsidiary of Navios Logistics, obtains bunkers from Dieselcom Transportadora e Revendora de Dieselcombustivel S.A a Brazilian corporation, which is controlled by family members of the noncontrolling shareholder of Hidronave South American Logistics S.A, Michel Chaim. Voyage expenses charged for the three month period ended March 31, 2013 amounted to $659 ($244 for the three month period ended March 31, 2012).
The Company believes that the transactions discussed above were made on terms no less favorable to the Company than would have been obtained from unaffiliated third parties.